TEMPLETON AMERICAS
GOVERNMENT SECURITIES FUND

YOUR FUND'S OBJECTIVE:

The Templeton Americas Government Securities Fund seeks a high level of current income with total return as a secondary objective. It seeks to achieve these objectives by investing at least 65% of its total net assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions and other government entities of countries located in the Western Hemisphere, defined as countries located in North, South, and Central America and the surrounding waters.

MARCH 31, 1997

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Americas Government Securities Fund for the period ended March 31, 1997.

During the 12 months under review, the 10-year Treasury bond yield rose, from 6.34% to 6.92%, and long-term bond prices, as measured by 30-year U.S. Treasuries, dropped 6.3%. At the beginning of the reporting period, many investors believed that the Federal Reserve Board (the Fed) might raise interest rates to slow down the U.S. economy. Although gross domestic product increased at an annualized rate of 4.7% from April through June 1996, economic growth slowed substantially during the summer, and the Fed declined to raise interest rates at its September meeting. However, the economy began to improve in the fourth quarter, fears of strong economic growth surfaced again in early 1997, and on March 25th, the Fed increased the federal funds rate from 5.25% to 5.50%.

During the fiscal year, Latin American bonds stopped moving in concert with the U.S. Treasury market, and rallied significantly in the context of improved fiscal and monetary policies, rising corporate earnings, and increased demand for high-yielding Latin American debt securities denominated in U.S. dollars. Panama's fixed-income market strengthened appreciably in January 1997, after the Panamanian government restructured its non-performing foreign debt and these securities received strong credit ratings from Standard & Poor's and Moody's, two leading rating agencies. However, the Panamanian bond market corrected in February when the potential return of these instruments fell below that of securities issued by more creditworthy countries.

Within this environment, the Fund provided a one-year cumulative total return of 16.23%, as shown in the Performance Summary on page 7. This was significantly higher than the total returns of its indices, such as the J.P. Morgan U.S. Government Bond Index and J.P. Morgan U.S. Government Bond/Latin Eurobond Index, which delivered a total return of 4.21% and 9.40%, respectively, for the period.

--------------------------------------------------------------------------------

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

[PIE CHART]

Geographic Distribution on 3/31/97
Based on Total Net Assets

United States                                     30.1%
Brazil                                            18.5%
Guatemala                                          0.5%
Colombia                                           1.1%
Ecuador                                            2.0%
Mexico                                            17.4%
Venezuela                                          3.7%
Panama                                             1.2%
Trinidad & Tobago                                  0.6%
Argentina                                         18.8%
Short-Term Obligations & Other Net Assets          6.1%


Responding to investment opportunities in Latin America, we made substantial adjustments to the Fund's portfolio during the fiscal year. At the beginning of the period, 48.6% of the Fund's total net assets were invested in Latin America, 46.6% in the U.S., and 4.8% in short-term obligations and other net assets. By March 31, 1997, our position in Latin America had increased to 63.8% of total net assets, with 30.1% in the U.S., and 6.1% in short-term obligations and other net assets.

As you can see in the chart above, Brazil, Argentina, and Mexico were our largest Latin

American allocations at the end of the fiscal year. During the period, Brazil stabilized its currency, and we increased our Brazilian holdings, from 15.1% of total net assets to 18.5%. Reduced government spending, higher bond yields than in the U.S., and improved economic conditions helped to attract foreign capital to Argentina and Mexico. Anticipating continued economic growth in these countries, we increased our Argentinean position, from 13.6% of total net assets to 18.8%, and our Mexican holdings, from 7.3% to 17.4%, during the fiscal year. Most of our Latin American additions were funded with proceeds from sales of our U.S. holdings.

Looking forward, we are cautiously optimistic about the investment potential of government securities in the Western Hemisphere. In Latin America, many countries that have expressed a commitment to market-friendly reforms have successfully restructured their economies. However, other Latin American nations may find it difficult to restructure because of the social costs involved. The resulting political risk is that specific interest groups may exploit social discontent to resist reform. We will continue to watch these developments, as we seek a balanced portfolio offering attractive risk/reward values.

TEMPLETON AMERICAS GOVERNMENT
SECURITIES FUND

Portfolio Breakdown on 3/31/97
Based on Total Net Assets

  Government Bonds (U.S. and Foreign)             85.0%
  Corporate Bonds (U.S. and Foreign)               8.9%
  Short-Term Obligations & Other Net Assets        6.1%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 10 OF THIS REPORT.

Of course, investments in foreign securities concentrated in a single region involve special risks, such as market and currency volatility, and adverse economic, social, and political developments in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with political instability, higher rates of inflation, controls on foreign investment, and the relatively small size and lesser liquidity of these markets. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominantly speculative. These risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for your participation in the Templeton Americas Government Securities Fund, and welcome any comments or suggestions you may have.

Sincerely,



/s/ Thomas J. Dickson
Thomas J. Dickson


/s/ Alexander C. Calvo
Alexander C. Calvo


/s/ Cynthia A. New
Cindy A. New

Portfolio Management Team
Templeton Americas Government Securities Fund

--------------------------------------------------------------------------------

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The Templeton Americas Government Securities Fund provided a cumulative total return of 16.23% for the one-year period ended March 31, 1997. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The Fund's share price, as measured by net asset value, increased 44 cents ($0.44), from $10.20 on March 31, 1996, to $10.64 on March 31, 1997. During this time, shareholders received distributions of 77 cents ($0.77) per share in dividend income and 38 cents ($0.38) per share in capital gains, of which 15.5 cents ($0.155) represented long-term gains and 22.5 cents ($0.225) represented short-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 7 compares the Fund's performance since its inception with that of the Lehman Brothers U.S. Treasury Index, J.P. Morgan U.S. Government Bond Index, J.P. Morgan U.S. Government Bond/Emerging Markets Bond Plus (EMBI+) Latin Index, and J.P. Morgan U.S. Government Bond/Latin Eurobond Index.*

*THE LEHMAN BROTHERS U.S. TREASURY INDEX INCLUDES FIXED-RATE DEBT ISSUES RATED INVESTMENT GRADE OR HIGHER BY MOODY'S, STANDARD & POOR'S, OR FITCH, WHICH HAVE AT LEAST ONE YEAR TO MATURITY. RETURNS ARE MARKET VALUE WEIGHTED AND INCLUDE ACCRUED INTEREST.

THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX THAT TRACKS THE U.S. TREASURIES MARKET. EACH ISSUE IS WEIGHTED ACCORDING TO ITS TRADED MARKET CAPITALIZATION IN U.S. DOLLAR TERMS. ALL ISSUES INCLUDED IN THE INDEX HAVE REMAINING MATURITIES OF ONE YEAR OR LONGER.

THE J.P. MORGAN U.S. GOVERNMENT BOND/EMERGING MARKETS BOND PLUS LATIN INDEX COMBINES 60% OF THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX AND 40% OF THE EMERGING MARKET BOND PLUS LATIN INDEX. THE EMERGING MARKETS BOND PLUS LATIN INDEX TRACKS TOTAL RETURNS FOR TRADED DEBT INSTRUMENTS IN ARGENTINA, BRAZIL, ECUADOR, MEXICO, PANAMA, PERU, AND VENEZUELA, REFLECTING THE SIZE AND LIQUIDITY OF LATIN EXTERNAL DEBT MARKETS. INCLUDED IN THE INDEX ARE U.S. DOLLAR- AND OTHER EXTERNAL-CURRENCY-DENOMINATED BRADY BONDS, LOANS, EUROBONDS, AND LOCAL MARKETS INSTRUMENTS.

THE J.P. MORGAN U.S. GOVERNMENT BOND/LATIN EUROBOND INDEX COMBINES 60% OF THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX AND 40% OF THE LATIN EUROBOND INDEX. THE LATIN EUROBOND INDEX COVERS EUROBONDS OF OVER U.S.$100 MILLION IN SIZE, BUT ONLY FROM LATIN AMERICA.

Given the Fund's holdings, management has added the J.P. Morgan U.S. Government Bond/Latin Eurobond Index this year because we believe the composition of this index provides for a more appropriate comparison to the Fund's current and past portfolio. The portfolio invests in both corporate and sovereign debt in Latin America, and in this regard, the J.P. Morgan U.S. Government Bond/Latin Eurobond Index provides a more suitable comparison. The J.P. Morgan U.S. Government Bond/Emerging Markets Bond Plus (EMBI+) Latin Index and Lehman Brothers U.S. Treasury Index may be excluded in next year's report. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

Total Return Index Comparison
$10,000 Investment (6/27/94-3/31/97)


-------------------------------------------------------------------------------------------------------
                              TAGS FUND          LB  TSY                        JPM GOV BOND
-------------------------------------------------------------------------------------------------------
                              Hypo               Monthly      Hypo.             Monthly        Hypo.
                              Investment         Total Ret.   Investment        Total Ret.     Investment
-------------------------------------------------------------------------------------------------------
6/27/94                         $ 9,579                       $ 10,000                           10,000
 Jun-94                         $ 9,579           -0.02%      $  9,998           -0.66%           9,934
 Jul-94                         $ 9,607            1.82%      $ 10,180            1.64%          10,096
 Aug-94                         $ 9,636            0.02%      $ 10,182            0.13%          10,109
 Sep-94                         $ 9,655           -1.40%      $ 10,039           -1.19%           9,989
 Oct-94                         $ 9,665           -0.06%      $ 10,033           -0.06%           9,983
 Nov-94                         $ 9,670           -0.20%      $ 10,013           -0.30%           9,953
 Dec-94                         $ 9,553            0.61%      $ 10,074            0.57%          10,010
 Jan-95                         $ 9,476            1.85%      $ 10,261            1.74%          10,184
 Feb-95                         $ 9,451            2.13%      $ 10,479            2.11%          10,399
 Mar-95                         $ 9,451            0.63%      $ 10,545            0.66%          10,468
 Apr-95                         $ 9,678            1.31%      $ 10,683            1.22%          10,596
 May-95                         $ 9,955            4.04%      $ 11,115            3.72%          10,989
 Jun-95                         $ 9,956            0.79%      $ 11,203            0.80%          11,077
 Jul-95                         $10,015           -0.37%      $ 11,161           -0.27%          11,047
 Aug-95                         $10,186            1.16%      $ 11,291            1.07%          11,165
 Sep-95                         $10,347            0.96%      $ 11,399            0.89%          11,264
 Oct-95                         $10,407            1.55%      $ 11,576            1.41%          11,423
 Nov-95                         $10,632            1.55%      $ 11,755            1.48%          11,592
 Dec-95                         $10,907            1.43%      $ 11,923            1.32%          11,746
 Jan-96                         $11,307            0.63%      $ 11,998            0.69%          11,827
 Feb-96                         $10,904           -2.05%      $ 11,753           -1.83%          11,611
 Mar-96                         $10,914           -0.87%      $ 11,650           -0.75%          11,523
 Apr-96                         $11,107           -0.64%      $ 11,576           -0.55%          11,460
 May-96                         $11,149           -0.16%      $ 11,557           -0.13%          11,445
 Jun-96                         $11,358            1.27%      $ 11,704            1.16%          11,577
 Jul-96                         $11,391            0.24%      $ 11,732            0.25%          11,606
 Aug-96                         $11,568           -0.21%      $ 11,707           -0.10%          11,594
 Sep-96                         $11,980            1.64%      $ 11,899            1.49%          11,767
 Oct-96                         $12,093            2.20%      $ 12,161            2.02%          12,005
 Nov-96                         $12,476            1.73%      $ 12,372            1.63%          12,201
 Dec-96                         $12,556           -1.03%      $ 12,244           -0.90%          12,091
 Jan-97                         $12,756            0.10%      $ 12,256            0.18%          12,113
 Feb-97                         $12,826            0.12%      $ 12,271            0.12%          12,128
 Mar-97          -1.21%         $12,671           -1.08%      $ 12,139           -0.99%          12,008
-------------------------------------------------------------------------------------------------------
CUM. TR                           26.71%                         21.39%                           20.08%
-------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                               JPM GOV/EMBI+LATIN                 JPMGOV/LEI COMP.
                                 COMP. 60/40                           60/40
-----------------------------------------------------------------------------------------------
                              Monthly           Hypo.                Monthly         Hypo.
                              Total Ret.        Investment           Total Ret.      Investment
-----------------------------------------------------------------------------------------------
6/27/94                                          10,000                                  10,000
 Jun-94                          -0.62%           9,938                -0.30%             9,970
 Jul-94                           2.14%          10,151                 1.38%            10,107
 Aug-94                           3.47%          10,503                 1.21%            10,229
 Sep-94                          -0.30%          10,472                -1.05%            10,122
 Oct-94                          -1.08%          10,359                -0.42%            10,080
 Nov-94                           0.10%          10,369                -0.29%            10,050
 Dec-94                          -2.44%          10,116                -2.75%             9,774
 Jan-95                          -0.56%          10,059                -2.14%             9,565
 Feb-95                          -1.10%           9,949                 0.36%             9,599
 Mar-95                          -0.48%           9,901                 0.08%             9,607
 Apr-95                           5.16%          10,412                 6.36%            10,218
 May-95                           5.71%          11,006                 4.32%            10,659
 Jun-95                           0.74%          11,088                 1.04%            10,770
 Jul-95                           0.09%          11,098                 2.40%            11,029
 Aug-95                           1.60%          11,275                 1.16%            11,157
 Sep-95                           2.04%          11,505                 1.01%            11,269
 Oct-95                           0.28%          11,537                 0.37%            11,311
 Nov-95                           2.34%          11,807                 2.16%            11,555
 Dec-95                           3.79%          12,255                 2.24%            11,814
 Jan-96                           3.67%          12,705                 1.92%            12,041
 Feb-96                          -3.64%          12,242                -1.73%            11,833
 Mar-96                           0.59%          12,314                 0.08%            11,842
 Apr-96                           1.68%          12,521                 0.63%            11,917
 May-96                           0.45%          12,578                 0.08%            11,926
 Jun-96                           1.81%          12,805                 1.16%            12,065
 Jul-96                           0.45%          12,863                 0.18%            12,086
 Aug-96                           1.27%          13,026                 0.97%            12,203
 Sep-96                           3.38%          13,467                 1.81%            12,424
 Oct-96                           1.33%          13,646                 1.36%            12,593
 Nov-96                           2.92%          14,044                 2.58%            12,918
 Dec-96                          -0.07%          14,034                 0.01%            12,920
 Jan-97                           1.63%          14,263                 0.88%            13,033
 Feb-97                           0.62%          14,352                 0.68%            13,122
 Mar-97          -1.21%          -1.94%          14,073                -1.27%            12,955
-----------------------------------------------------------------------------------------------
CUM. TR                                           40.73%                                  29.55%
-----------------------------------------------------------------------------------------------


1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED INTEREST.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

Periods ended 3/31/97

                                            Since
                                          Inception
                          One-Year        (6/27/94)
Cumulative
Total Return(1)               16.23%         32.45%

Average Annual
Total Return(2)               11.29%          8.98%

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE SPECIFIED PERIODS AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE SPECIFIED PERIODS AND INCLUDES THE MAXIMUM 4.25% INITIAL SALES CHARGE.

ALL TOTAL RETURN CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF DIRECTORS.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[PICTURE OF SIR JOHN TEMPLETON]

BY PROFESSOR ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                         JUNE 27, 1994
                                                                            YEAR ENDED MARCH 31          (COMMENCEMENT
                                                                         --------------------------    OF OPERATIONS) TO
                                                                           1997              1996       MARCH 31, 1995
                                                                         --------          --------    ----------------
Net asset value, beginning of period                                     $  10.20          $   9.59        $   10.00
                                                                         --------          --------         --------
Income from investment operations:
   Net investment income                                                      .74               .75              .30
   Net realized and unrealized gain (loss)                                    .85               .71             (.43)
                                                                         --------          --------         --------
Total from investment operations                                             1.59              1.46             (.13)
                                                                         --------          --------         --------
Distributions:
   Dividends from net investment income                                      (.77)             (.69)            (.28)
   Distributions from net realized gains                                     (.38)             (.16)              --
                                                                         --------          --------         --------
Total distributions                                                         (1.15)             (.85)            (.28)
                                                                         --------          --------         --------
Change in net asset value                                                     .44               .61             (.41)
                                                                         --------          --------         --------
Net asset value, end of period                                           $  10.64          $  10.20        $    9.59
                                                                         ========          ========         ========
TOTAL RETURN*                                                              16.23%            15.49%          (1.33)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                          $  5,627          $  3,540        $   2,826
Ratio of expenses to average net assets                                     2.79%             4.98%            6.49%**
Ratio of expenses, net of reimbursement, to average net assets              1.25%             1.25%            1.25%**
Ratio of net investment income to average net assets                        7.16%             7.47%            5.07%**
Portfolio turnover rate                                                   275.02%           163.57%               --

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

  PRINCIPAL*                                                                                                  VALUE
 ---------------------------------------------------------------------------------------------------------------------
BONDS --
CORPORATE: 8.9%
 ---------------------------------------------------------------------------------------------------------------------
     60,000        U.S.  Banco Ganadero SA, 9.75%, 8/26/99, 144A                                            $   62,550
     70,000        U.S.  Bancomer S.A., 8.00%, 7/07/98                                                          70,131
     50,000        U.S.  Bridas Corp., Yankee, 12.50%, 11/18/99                                                 54,188
     60,000        U.S.  Centrais Electricas Brasileiras SA,                                                    61,950
     65,000        U.S.  Cemex SA, 10.75%, 7/15/00, 144A                                                        67,438
    100,000        U.S.  Industrias Metalurgicas Pescarmona, 11.75%, 3/27/98                                   102,750
     30,000        U.S.  Sei Holdings IX Inc., 11%, 11/30/00, 144A                                              31,800
     50,000        U.S.  Tevecap SA, 12.625%, 11/26/04, 144A                                                    51,750
                                                                                                            ----------
 TOTAL BONDS --
  CORPORATE (cost
  $477,710)                                                                                                    502,557
 ---------------------------------------------------------------------------------------------------------------------
 BONDS --
  GOVERNMENT &
  GOVERNMENT
  AGENCIES: 85.0%
 ---------------------------------------------------------------------------------------------------------------------
     30,000        U.S.  Associacion Nacional del Cafe, 11.00%, 8/31/98                                         30,562
                         Government of Brazil:
    625,000                U.S.  8.875%, 11/15/01                                                              622,656
    385,000        U.S.    L, 6.5625%, FRN, 4/15/12                                                            303,669
                         Republic of Argentina: 6.8125% FRN, 3/31/05
    305,000        U.S.    9.25%, 2/23/01                                                                      309,192
    175,000        U.S.    11.00%, 10/09/06                                                                    179,594
    400,000        U.S.    11.375%, 1/30/17                                                                    410,000
    175,000        U.S.  Republic of Ecuador, DISC, FRN, 6.50%, 2/28/25                                        113,969
     67,692        U.S.  Republic of Panama, 6.54688%, FRN, 5/10/02                                             65,746
    210,000        U.S.  U.S. Treasury Bond, 6.375%, 8/15/02                                                   206,194
                         U.S. Treasury Notes:
    520,000        U.S.    6.125%, 7/31/00                                                                     512,038
    525,000        U.S.    6.25%, 8/31/00                                                                      518,766
    225,000        U.S.    6.25%, 4/30/01                                                                      221,274
    225,000        U.S.    8.00%, 5/15/01                                                                      235,195
                         United Mexican States:
     60,000        U.S.    9.75%, 2/06/01                                                                       62,250
    275,000        U.S.    9.875%, 1/15/07                                                                     286,344
    370,000        U.S.    11.375%, 9/15/16                                                                    386,188
    100,000        U.S.    11.50%, 5/12/26, GLOB BD                                                            105,250
    250,000        U.S.  Venezuela DCB, 6.50%, FRN, 12/18/07                                                   215,625
                                                                                                            ----------
TOTAL BONDS --
 GOVERNMENT &
 GOVERNMENT
 AGENCIES (cost
 $4,801,761)                                                                                                 4,784,512
 ---------------------------------------------------------------------------------------------------------------------
SHORT TERM
 OBLIGATIONS: 8.3%
 ---------------------------------------------------------------------------------------------------------------------
    350,000        U.S.  Federal Home Loan Mortgage Corp., 5.30%, 4/17/97                                      349,154
    115,000        U.S.  U.S. Treasury Bill, 5.03%, 4/17/97                                                    114,730
                                                                                                            ----------
TOTAL SHORT TERM
 OBLIGATIONS (cost
 $463,851)                                                                                                     463,884
 ---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS:
 102.2% (cost
 $5,743,322)                                                                                                 5,750,953
OTHER ASSETS,
 LESS LIABILITIES:
 (2.2%)                                                                                                       (123,874)
                                                                                                            ----------
TOTAL NET ASSETS:
 100.0%                                                                                                     $5,627,079
                                                                                                            ==========

* Denominated in currency of country indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $5,743,322)             $5,750,953
   Cash                                            50,400
   Receivables:
      Expense reimbursement                        32,525
      Interest                                    108,082
      Fund shares sold                            161,236
   Unamortized organization costs                  31,182
                                               ----------
         Total assets                           6,134,378
                                               ----------
Liabilities:
   Investment securities purchased                456,446
   Accrued expenses                                50,853
                                               ----------
         Total liabilities                        507,299
                                               ----------
Net assets, at value                           $5,627,079
                                               ==========
Net assets consist of:
   Net unrealized appreciation                 $    7,631
   Accumulated net realized gain                  216,541
   Net capital paid in on shares of
      beneficial interest                       5,402,907
                                               ----------
Net assets, at value                           $5,627,079
                                               ==========
Shares outstanding                                529,005
                                               ==========
Net asset value per share
   ($5,627,079 divided by 529,005 shares
   outstanding)                                $    10.64
                                               ==========
Maximum offering price
   ($10.64 divided by 95.75%)                  $    11.11
                                               ==========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Interest income                                   $382,575
Expenses:
   Management fees (Note 3)            $ 27,267
   Administrative fees (Note 3)           6,819
   Distribution fees (Note 3)            17,428
   Transfer agent fees (Note 3)           3,050
   Custodian fees                           100
   Reports to shareholders               20,412
   Audit fees                             8,100
   Legal fees                               100
   Registration and filing fees          30,100
   Amortization of organization costs    13,375
   Other                                    129
                                       --------
      Total expenses                    126,880
   Less expenses reimbursed (Note 3)    (70,028)
                                       --------
      Total expenses less
         reimbursement                              56,852
                                                  --------
         Net investment income                     325,723
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                       338,412
      Foreign currency transactions         (20)
                                       --------
                                        338,392
   Net unrealized depreciation on
      investments                       (12,040)
                                       --------
   Net realized and unrealized gain                326,352
                                                  --------
Net increase in net assets resulting
   from operations                                $652,075
                                                  ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 1997 and 1996

                                                                                                   1997          1996
                                                                                                ----------    ----------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                     $  325,723    $  240,060
      Net realized gain on investment and foreign currency transactions                            338,392        82,947
      Net unrealized appreciation (depreciation)                                                   (12,040)      123,691
                                                                                                ----------    ----------
         Net increase in net assets resulting from operations                                      652,075       446,698
   Distributions to shareholders:
      From net investment income                                                                  (333,384)     (219,418)
      From net realized gain                                                                      (157,434)      (48,915)
   Fund share transactions (Note 2)                                                              1,925,649       535,747
                                                                                                ----------    ----------
         Net increase in net assets                                                              2,086,906       714,112
Net assets:
   Beginning of year                                                                             3,540,173     2,826,061
                                                                                                ----------    ----------
   End of year                                                                                  $5,627,079    $3,540,173
                                                                                                ==========    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Americas Government Securities Fund (the Fund) is a separate series of Templeton Global Investment Trust (the Trust) which is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income with total return as a secondary objective by investing at least 65% of its total net assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions and other government entities of countries located in the Western Hemisphere, defined as countries located in North, South, or Central America or the surrounding waters. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                         YEAR ENDED                YEAR ENDED
                                                                       MARCH 31, 1997            MARCH 31, 1996
                                                                    ---------------------      ------------------
                                                                    SHARES       AMOUNT       SHARES      AMOUNT
                                                                   --------    ----------     ------     ---------
           Shares sold                                              265,772    $ 2,816,965     80,107    $ 825,694
           Shares issued on reinvestment of distributions            42,982        454,556     25,304      258,089
           Shares redeemed                                         (126,942)    (1,345,872)   (52,953)    (548,036)
                                                                   --------    -----------    -------    ---------
           Net increase                                             181,812    $ 1,925,649     52,458    $ 535,747
                                                                   ========    ===========    =======    =========

Templeton Global Investors, Inc., an affiliate of the Fund, is the record owner of 308,798 shares as of March 31, 1997.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD) and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.60% of the average daily net assets of the Fund. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TICI and FTSI have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.25% of average net assets through August 1, 1997. The amount of the reimbursement for the year ended March 31, 1997 is set forth in the Statement of Operations. For the year ended March 31, 1997, FTD received net commissions of $5,018 from the sale of the Fund's shares and FTIS received fees of $3,050.

Pursuant to a distribution plan, the Fund reimburses FTD monthly (subject to a limit of 0.35% per annum of the Fund's average daily net assets) for FTD's cost and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares. Such distribution fees are set forth in the Statement of Operations. Under the distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, unreimbursed expenses amounted to $4,901.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $12,671,497 and $11,120,324, respectively. The cost of securities for federal income tax purposes is 5,762,514. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                  $ 41,172
           Unrealized depreciation                                                                   (52,733)
                                                                                                    --------
           Net unrealized depreciation                                                              $(11,561)
                                                                                                    ========

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Americas Government Securities Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Americas Government Securities Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Americas Government Securities Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                 /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

                                     NOTES

                                     NOTES

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

FGF 02/97

[MAP OF WORLD]

Templeton Americas
Government Securities Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Americas Government Securities Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]

[TL416 A97 5/97]



TEMPLETON
AMERICAS
GOVERNMENT
SECURITIES
FUND

ANNUAL REPORT
MARCH 31, 1997

[FRANKLIN TEMPLETON 50 YEARS LOGO]

[FRANKLIN TEMPLETON LOGO]